SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 1, 1999

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

                Delaware                                   75-2502290
                Delaware                                   75-2502293
                Delaware                  33-69716         22-2242014
             --------------------------------------------------------
             (State or other juris-     (Commission    (IRS Employer
             diction of incorporation)  File Number)   Identification
                                                              Number)

         c/o Sands Hotel & Casino
        Indiana Avenue and Brighton Park, 9th Floor
        Atlantic City, New Jersey                           08401
        (Address of principal executive office)          (Zip Code)

      Registrant's telephone number including area code: (609) 441-4517
                                                         --------------

                                 Not Applicable
               ---------------------------------------------------
         (Former name and former address, as changed since last report)

Item  5. Other Events

            On June 1, 1999, GB Property Funding Corp. ("GB Property Funding"), GB Holdings, Inc. ("Holdings"), and Greate Bay Hotel & Casino, Inc. ("GBHC"), (collectively, the "Debtors") filed with the United States Bankruptcy Court for the District of New Jersey a plan of reorganization and disclosure statement (the "Plan") which provides for, among other things, the distribution to holders of first mortgage notes for the benefit of GBHC issued by GB Property Funding of $80 million, principal amount of new First Mortgage Notes and 100% of the new Common Stock of Holdings. The Plan also provides that all of the outstanding Common Stock of Holdings, GB Property Funding and GBHC will be cancelled and that new Common Stock of GB Property Funding and GBHC will be issued to Holdings.

      There can be no assurance that the Plan will be confirmed in its present form or that the transactions contemplated thereby will be consummated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GB PROPERTY FUNDING CORP.

Dated:  June 15, 1999               By: /s/ Timothy A. Ebling
                                        ----------------------------------------
                                    Name:  Timothy A. Ebling
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                    GB HOLDINGS, INC.

Dated:  June 15, 1999               By: /s/ Timothy A. Ebling
                                        ----------------------------------------
                                    Name:  Timothy A. Ebling
                                    Title: Executive Vice President and
                                           Chief Financial Officer


                                    GREATE BAY HOTEL AND CASINO, INC.

Dated:  June 15, 1999               By: /s/ Timothy A. Ebling
                                        ----------------------------------------
                                    Name:  Timothy A. Ebling
                                    Title: Executive Vice President and
                                           Chief Financial Officer